                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Milwaukee Land Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),or 14a-6(i)(2) or
     Item 22(a)(2).

[_] $500 per each party to the controversey pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     *Set forth the amount on which the filing fee is calculated and state how it was determined.

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                            MILWAUKEE LAND COMPANY
                             547 W. JACKSON BLVD.
                            CHICAGO, ILLINOIS 60661



                                                                   July 28, 1997



Dear Stockholder:

     You are invited to attend the Annual Meeting of Stockholders of Milwaukee Land Company which will be held on Wednesday, September 17, 1997 at 10:00 A.M. local time, at The LaSalle National Bank, 135 South LaSalle Street, Suite 260, Chicago, Illinois 60603.

     The matters scheduled for consideration at the Annual Meeting are (i) the election of directors, (ii) the ratification of the Board of Directors' selection of Ernst & Young LLP as independent auditors for the Company for 1997 and (iii) the amendment of the Company's Certificate of Incorporation to change the Company's name from "Milwaukee Land Company" to "Heartland Technology,
Inc." The Notice of Meeting and Proxy Statement which appear on the following pages contain details on these matters, to which you are urged to give your attention.

     Whether or not you intend to be present in person or to be otherwise represented at the meeting, you are requested to complete, sign and date the enclosed proxy card and return it in the enclosed envelope. This action will not limit your right to revoke your proxy in the manner described in the accompanying Proxy Statement or to vote in person if you wish to attend the Annual Meeting and vote personally.

                                        Sincerely,



                                        Clarence G. Frame
                                        Chairman of the Board

                            MILWAUKEE LAND COMPANY
                             547 W. JACKSON BLVD.
                            CHICAGO, ILLINOIS 60661


                   Notice of Annual Meeting of Stockholders
                       To Be Held on September 17, 1997



                                                               Chicago, Illinois
                                                                   July 28, 1997


          The Annual Meeting of Stockholders of Milwaukee Land Company (the "Company") will be held at The LaSalle National Bank, 135 South LaSalle Street, Suite 260, Chicago, Illinois 60603 on Wednesday, September 17, 1997, at 10:00 A.M. local time, for the following purposes:

          1.   To elect directors;

          2. To ratify the Board of Directors' selection of Ernst & Young LLP as independent auditors of the Company for 1997;

          3. To consider and vote upon an amendment to the Company's Certificate of Incorporation to change the Company's name from "Milwaukee Land Company" to "Heartland Technology, Inc."; and

          4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

          The Board of Directors has fixed the close of business on Thursday, July 17, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and at any adjournment or adjournments thereof.

          Whether or not you intend to be present in person or to be otherwise represented at the meeting, you are requested to complete, sign and date the enclosed proxy card and return it in the enclosed envelope. This action will not limit your right to revoke your proxy in the manner described in the accompanying Proxy Statement or to vote in person if you wish to attend the Annual Meeting and vote personally.

                                       By order of the Board of Directors


                                       Leon F. Fiorentino
                                       Secretary

                            MILWAUKEE LAND COMPANY
                             547 W. JACKSON BLVD.
                            CHICAGO, ILLINOIS 60661

                                PROXY STATEMENT
                                ---------------

                        ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON SEPTEMBER 17, 1997

                                ---------------


          This proxy statement is furnished to the stockholders of Milwaukee Land Company (the "Company" or "MLC") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Wednesday, September 17, 1997, at 10:00 A.M. local time, at The LaSalle National Bank, 135 South LaSalle Street, Suite 260, Chicago, Illinois 60603, and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders of the Company on or about July 28, 1997.

          The enclosed form of proxy, if executed, may be revoked by the person giving it at any time before it is voted by giving written notice of revocation to the Secretary of the Company. Unless otherwise directed, properly executed proxies received by the Company prior to the close of polls will be voted FOR the election of the persons listed herein as nominees to the Board of Directors of the Company, FOR the ratification of the Board of Directors' selection of Ernst & Young LLP as independent auditors of the Company for 1997, FOR the amendment to the Company's Certificate of Incorporation to change the Company's name from "Milwaukee Land Company" to "Heartland Technology, Inc." and, on other business that may properly come before the Annual Meeting, as the named proxies in their sole discretion decide. If a contrary specification has been made on the proxy, the shares will be voted in accordance with the specification.

          The close of business on Thursday, July 17, 1997, is the date fixed by the Board of Directors for the determination of stockholders of record entitled to notice of, and to vote at, the Annual Meeting. On July 17, 1997, there were issued and outstanding 1,671,238 shares of Common Stock, par value of $.30, of the Company ("Common Stock"). Each share of Common Stock is entitled to one vote with respect to each matter to be voted upon. At all meetings of the stockholders at which a quorum is present, a plurality of the votes cast shall elect directors. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's attaining a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withholds authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's attainment of a plurality. Approval of the proposal to amend the Company's Certificate of Incorporation to change the Company's name requires the affirmative vote of holders of a majority of the outstanding shares. Approval of the proposal to ratify the appointment of the independent auditors requires the affirmative vote of the holders of a majority of common stock present in person or represented by proxy.

          The Company's 1996 Annual Report, which includes the Company's statement of assets and liabilities at December 31, 1996, statement of operations for the fiscal year ended December 31, 1996 and statement of changes in net assets for the fiscal years ended December 31, 1996 and 1995, was mailed to stockholders prior to the mailing of this Proxy Statement. ANY STOCKHOLDER MAY OBTAIN A COPY OF THE 1996 ANNUAL REPORT, WITHOUT CHARGE, BY CONTACTING THE SECRETARY OF THE COMPANY AT 547 W. JACKSON BLVD., SUITE 1510, CHICAGO, IL 60661 OR BY CALLING (800) 962-6247.

          The Board of Directors of the Company is soliciting proxies from stockholders for use at the Annual Meeting. The expense of this solicitation will be borne by the Company. Officers and employees of the Company, in the ordinary course of business and at nominal expense, may supplement this solicitation by mail, telephone call, telegraph or letter, for which they will be reimbursed for out-of-pocket expenses but will receive no additional compensation. The Company has retained D.F. King & Co., Inc. to assist in the distribution of proxy solicitation materials and with the solicitation of proxies, at a cost of approximately $4,000. Brokers or other persons holding stock in their names or in the names of their nominees will, upon request, be reimbursed for their actual expenses in forwarding proxies and proxy material to the beneficial owners of such stock.


                           1.  ELECTION OF DIRECTORS

          The Board of Directors is divided into three classes. The directors of each class will be elected by holders of the Common Stock at the annual meeting of stockholders held in the year in which the term for such class expires and will serve thereafter for three years. The terms of office expire for the Class I Directors in 1997, for the Class II Directors in 1998 and for the Class III Directors in 1999. The Board of Directors has nominated Mr. Robert S. Davis for re-election as a Class I Director. The Board of Directors has elected Mr. Alan Andreini as a Class I Director to increase the size of the Board of Directors and has nominated Mr. Andreini for re-election as a Class I Director. The Board of Directors has also elected Mr. John R. Torell III as a Class III Director to fill an existing vacancy.

          The following table sets forth certain information with respect to the current directors and nominees for election:

                                            Position(s) Held With MLC,
                                   Directorships of Publicly-Held Companies and
           Name              Age    Principal Occupation During Past 5 Years
           ----              ---    ----------------------------------------
DIRECTOR NOMINEES:
-----------------

     Class I Directors

Robert S. Davis............   82  Director of MLC (Class I) (since October
                                  1988); Chairman of the Audit Committee of
                                  MLC; self-employed consultant (for more than
                                  the past five years);  Senior Vice President
                                  (1978-79), St. Paul Companies (insurance),
                                  St. Paul, Minnesota.

Alan Andreini..............   50  President and Chief Operating Officer (since
                                  April 1997), InterWorld Corporation
                                  ([industry]) [location]; Senior Vice
                                  President (1986-1994), Executive Vice
                                  President (1994-1997) and Director
                                  ([period]), Comdisco (technology services),
                                  Rosemont, Illinois; Vice President (1973-
                                  1978), Salomon Brothers, New York, New York
                                  and London, England.  Mr. Andreini also serves
                                  as a Director for Hugoton Energy Corporation,
                                  Youth Services Corporation and Astor
                                  Corporation.

NEW DIRECTOR:
-------------

     Class III Director

John R. Torell III ........   57  Chairman (since 1990), Torell Management, Inc.
                                  (financial advisory), New York, New York;
                                  Chairman and Chief Executive Officer (1990-
                                  1994), Fortune Bancorp (banking), Tampa,
                                  Florida; Chairman, President and Chief
                                  Executive Officer (1988-1989), CalFed, Inc.
                                  (banking), Los Angeles, California; President
                                  (1982-1988), Manufacturers Hanover Corporation
                                  (banking), New York, New York. Mr. Torell also
                                  serves as a Director of American Home Products
                                  Corporation, The Paine Webber Group, Inc. and
                                  Volt Information Sciences, Inc.

                                            Position(s) Held With MLC,
                                   Directorships of Publicly-Held Companies and
           Name              Age    Principal Occupation During Past 5 Years
           ----              ---    ----------------------------------------

CONTINUING DIRECTORS:
--------------------

     Class II Directors

Clarence G. Frame..........   78  Chairman of the Board of MLC (since September
                                  1990); Director of MLC (Class II) (since
                                  November 1985); member of the Executive and
                                  Investment Committees of MLC; Chairman of the
                                  Board (1984-1989) and Chief Executive
                                  Officer (1986-1989), Tosco Corporation (oil
                                  refiner), Stamford, Connecticut.  Mr. Frame
                                  also serves as a Director of Independence One
                                  Mutual Funds**, Voyageur Mutual Funds** and
                                  Tosco Corporation.

Ezra K. Zilkha.............   71  Director of MLC (Class II) (since October
                                  1988); member of the Executive and Audit
                                  Committees and Chairman of the Investment
                                  Committee of MLC; President and Director
                                  (since 1956) Zilkha & Sons, Inc.
                                  (investments), New York, New York.  Mr.
                                  Zilkha is also a Director of Newhall Land and
                                  Farming Company and was a Director of Cigna
                                  Corporation until April 24, 1996.
     Class III Director

Edwin Jacobson*............   68  President, Chief Executive Officer (since
                                  September 1990) and Director of MLC (Class
                                  III) (since November 1985); member of the
                                  Executive and Investment Committees of MLC;
                                  President and Chief Executive Officer (since
                                  February 27, 1994) and Chairman of the
                                  Executive Committee (since June, 1992) of
                                  Avatar Holdings Inc. (real estate, water and
                                  wastewater utilities operations).

----------------
*Directors who are "interested persons" of the Company, as defined in the Investment Company Act of 1940, as amended, by virtue of their status as officers of the Company.

**Mr. Frame serves as a trustee/director of 42 funds in the Independence One Mutual Funds complex and 5 funds in the Voyageur Mutual Funds complex.

Meetings of the Board of Directors and Committees

          During 1996, the Board of Directors of the Company held four meetings. The Board of Directors has established an Executive Committee, an Audit Committee and an Investment Committee. The Executive Committee, comprised of Messrs. Frame, Jacobson and Zilkha, did not hold a meeting in 1996. The Executive Committee, subject to certain exceptions, is empowered to assume the power of the Board of Directors when it is not in session, including the functions of compensation review and board nominations. The Audit Committee held one meeting in 1996. Messrs. Davis and Zilkha are members of the Audit Committee. The principal functions of the Audit Committee are to select the Company's independent auditors, to approve the overall scope of the audit, to review results of the operations of the Company and to review the Company's system of internal controls. The Investment Committee, which includes Messrs. Frame, Jacobson and Zilkha, did not hold a meeting in 1996. The Investment Committee was established in early 1986 to provide investment policies and guidelines to the management of the Company. Each director attended 75% or more of the total number of meetings of the Board of Directors and meetings of all committees of the Board of Directors on which he serves.

                             EXECUTIVE OFFICERS

The following table sets forth certain information with regard to executive officers of the Company who do not serve as directors.

                                            Position(s) Held with the
                                              Company and Principal
           Name              Age          Occupation During Past 5 Years
           ----              ---          ------------------------------
Lawrence S. Adelson........   47  Vice President and General Counsel of the
                                  Company (since October 1988); Vice President and General Counsel of CMC (since November
                                  1988); General Counsel of CMC Real Estate
                                  Corporation (1985-1989).

Leon F. Fiorentino.........   72  Vice President - Finance, Secretary and
                                  Treasurer (since September, 1990); Vice
                                  President - Finance (since May 1981),
                                  Treasurer (since May 1982) and Secretary
                                  (since May 1984) of CMC.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

          Set forth below is certain information concerning persons who are known by the Company to be beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock as of the date shown in the corresponding footnote.

                                                 Number of
                                                 Shares of         Percent
     Name and Address of                           Common            of
     Beneficial Owner (i)                       Stock Owned         Class
     --------------------                       -----------         -----
Schedule 13D Group (ii)
--Ezra K. Zilkha
   767 Fifth Avenue
   New York, New York 10153 ...................     87,500             5.2%
                                                    ======             ====

Spears, Benzak, Salomon & Farrell, Inc. (iii)
   45 Rockefeller Plaza
   New York, New York 10111 ...................    496,780            29.7%
                                                   =======            =====

MSR Capital Partners (iv)
   One Embarcadero Center - Suite 2330
   San Francisco, CA  94111 ...................    106,000             6.3%
                                                   =======             ====

----------------
(i)    Nature of ownership is direct, except as otherwise indicated herein.

(ii) Based on a statement filed on Schedule 13D, as amended through January 10, 1996, this Schedule 13D Group currently consists of Ezra K. Zilkha, The Zilkha Foundation, Inc. and Zilkha & Sons, Inc. All shares are held directly with sole voting and investment power except for 1,500 shares owned by Ezra Zilkha's wife, as to which Mr. Zilkha shares voting and dispositive power, 15,000 shares owned by the Zilkha Foundation, Inc. as to which Mr. Zilkha may be deemed to share voting and dispositive power with the other directors and officers of this foundation and 24,500 shares owned by Zilkha & Sons, Inc. as to which Mr. Zilkha may be deemed to be a beneficial owner.

(iii) Based on a statement filed on Schedule 13G, as amended through February 14, 1997, Spears, Benzak, Salomon & Farrell, Inc. ("Spears") serves as an investment advisor for a variety of individuals, groups and corporations with whom Spears shares the power to dispose or direct the disposition of such shares of the Company's Common Stock with various customers for whom the shares were purchased. However, in each case the customer has the ultimate power to dispose and may at any time revoke Spears' authority to dispose. Spears has no power to vote or direct the vote of such shares.

(iv) Based on a statement filed on Schedule 13D dated January 10, 1996, MSR Capital Partners, a California Limited Partnership organized to purchase, hold for investment and sell marketable securities, has sole voting and dispositive power with respect to the shares owned.

Security Ownership of Management

          Set forth in the following table is certain information concerning the beneficial ownership of the Company's Common Stock by each director, each nominee for election as director and by all directors, officers and nominees as a group as of February 3, 1997:

                                                                            Number of
                      Name of Beneficial                                    Shares of              Percent
                      Owner and Number of                                  Common Stock               of
                      Persons in Group(i)                                     Owned                 Class
                      ------------------                                   ------------            -------
Alan Andreini........................................................              --                   --%
Robert S. Davis......................................................           1,000                   --%
Clarence G. Frame....................................................             500                   --%
Edwin Jacobson.......................................................          24,500                  1.5%
John R. Torell III...................................................           5,000                   --%
Ezra K. Zilkha(ii)...................................................          87,500                  5.2%
All directors, officers and nominees of the Company
   (7 persons).......................................................         118,500                  6.8%

-------------------------------
(i) Nature of ownership is direct, except as otherwise indicated herein. Unless shown, ownership is less than 1% of class.

(ii) Mr. Zilkha is a member of a Schedule 13D Group previously described, which collectively owns approximately 5.2% of the outstanding shares of the Company's Common Stock. Included in the table are 1,500 shares owned by Mr. Zilkha's wife to which Mr. Zilkha shares voting and dispositive power, 15,000 shares owned by The Zilkha Foundation, Inc. as to which Mr. Zilkha may be deemed to share voting and dispositive power with the directors and officers of this foundation and 24,500 shares owned by Zilkha & Sons, Inc. as to which Mr. Zilkha may be deemed to be a beneficial owner.

Executive Compensation

          The following table sets forth the cash compensation paid by MLC for the fiscal year ended December 31, 1996 to (i) each of the directors of the Company and (ii) to the executive officer of the Company whose aggregate compensation paid by the Company exceeded $60,000.


                                                       Aggregate Compensation
                                                          From the Company
           Name and  Position                          ----------------------
           ------------------
Robert S. Davis....................................           $12,000
Director

Clarence G. Frame..................................           $25,000
Director, Chairman of the Board of Directors

Edwin Jacobson(i)..................................           $90,000
Director, President and Chief Executive Officer

Ezra K. Zilkha.....................................           $12,750
Director

----------------
(i) The compensation received by Mr. Jacobson from the Company was in his capacity as President and Chief Executive Officer of the Company. Mr. Jacobson does not receive any compensation from the Company for his services as director.

          The Company has a deferred compensation arrangement for its officers and directors. The Company's insurance benefit programs are non-discretionary. The Board of Directors and the Stockholders of the Company have approved an Incentive and Capital Accumulation Plan (the "Plan"). The Plan is conditioned upon the entry of an order by the Securities and Exchange Commission under
Section 8(f) of the Investment Company Act of 1940, as amended, (for which the Company has applied) declaring that the Company has ceased to be an investment company. If such an order is not entered, the Company will seek exemptive relief to implement the Plan.

Employment Agreement

          Edwin Jacobson, the President and Chief Executive Officer of the Company, entered into an amendment to his employment agreement with the Company effective upon the completion of the acquisition of P.G. Design Electronics on May 30, 1997, which extended the term of his employment by approximately four years and increased his annual base salary by $85,000. Pursuant to his employment agreement (the "Employment Agreement"), Mr. Jacobson will continue to serve as the President and Chief Executive Officer of the Company until May 30, 2002. The Employment Agreement provides for an annual base salary of $175,000, all or a portion of which may be deferred at Mr. Jacobson's election.

          During the term of the Employment Agreement, Mr. Jacobson will have the right to continue his employment with CMC Heartland Partners ("CMC Heartland") and to pursue other employment and business activities not in competition with the activities of the Company (after prior notice of such activities has been delivered by him to the Chairman of the Executive Committee of the Board of Directors of the Company), and will not be obligated to devote full time to the activities of the Company. Mr. Jacobson will, however, be required to devote an amount of time to the activities of the Company determined by the Board of Directors of the Company to be required of him to accomplish the business objectives of the Company.


                   2.  RATIFICATION OF SELECTION OF AUDITORS

          The Board of Directors recommends that the stockholders ratify the Board of Directors' selection of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 1997. Ernst & Young LLP has served as the Company's principal auditor since 1993.

          For the year ended December 31, 1996, Ernst & Young LLP examined the financial statements of the Company and provided consultation on financial accounting and reporting matters. Representatives of Ernst & Young LLP met with the Audit Committee on February 18, 1997 to discuss the results of the 1996 annual audit and other matters. Audit fees and expenses for the 1996 annual audit amounted to approximately $13,000. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions presented at the Annual Meeting.

          The Board of Directors recommends a vote FOR this proposal.

                 3.  AMENDMENT TO CERTIFICATE OF INCORPORATION

          The Board of Directors has approved and recommends the adoption by the stockholders of the Company of the following amendment to the Company's Certificate of Incorporation, which would change the Company's name from "Milwaukee Land Company" to "Heartland Technology, Inc.":

               "Article First of the Company's Certificate of Incorporation is hereby amended to read as follows:

               FIRST:  The name of the Corporation is Heartland Technology,
          Inc."

          The Board of Directors has approved and recommends the change in the Company's name because it believes the name Heartland Technology, Inc. more accurately reflects the Company's new focus on technology-based operating businesses, while also reflecting the Company's participation in the business of real estate development as general partner of Heartland Partner, L.P. and CMC Heartland.

          If approved by stockholders at the Annual Meeting, the new name will become effective upon the filing of an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. The change in corporate name will not affect the validity or transferability of stock certificates presently outstanding, and the Company's stockholders will not be required to exchange stock certificates to reflect the new name. Stockholders should keep the certificates they now hold, which will continue to be valid, and should not be sent to the Company or its transfer agent.

     The Board of Directors recommends a vote FOR the proposed amendment.


              INTERESTS IN PARTNERSHIPS AND RELATED TRANSACTIONS

          The Company has a 1% general partnership interest in Heartland Partners, L.P. ("Heartland") which entitles the Company to 1% of Heartland's available cash for distribution and allocation of taxable income and loss. The Company also has a .01% general partnership interest in CMC Heartland which entitles the Company to .01% of CMC Heartland's available cash for distribution and an allocation of taxable income and loss before distributions and allocations are made by Heartland. The Company's interests in Heartland and CMC Heartland (collectively, the "Partnerships"), including the Class B Interest in Heartland described below, were included in investments at a value of $7,589,129 at December 31, 1996.

          The Company, in its capacity as the general partner of Heartland and the managing partner of CMC Heartland, has full, exclusive and complete discretion to manage the business and affairs of the Partnerships and is authorized in general to perform all acts necessary or appropriate to carry out the purposes and conduct the business of the Partnerships.

          In general, the Class B Interest entitles the holder to .5% of Heartland's available cash for distribution and allocations of taxable income and loss. In addition, items of deduction, loss, credit and expense attributable to the satisfaction of Plan Liabilities (as defined below) are specially allocated 99% to the holder of the Class B Interest and 1% to the Company as the general partner until the aggregate amount of all such items allocated to the Class B Interest equals to the aggregate capital contribution with respect to the Class B Interest. If the aggregate amount of such items specially allocated to the holder of the Class B Interest is less than the amounts contributed by such holder to Heartland, such excess will be reflected in the capital account of the Class B Interest. Plan Liabilities consist of most of the liabilities for claims remaining under the plan of reorganization of the predecessor of CMC Real Estate Corporation, formerly a wholly-owned subsidiary of CMC, and previously named the Chicago Milwaukee, St. Paul and Pacific Railroad Company (the "Railroad"), certain other contingent liabilities with respect to the properties transferred to CMC Heartland arising after the consummation of such plan and the costs and expenses incurred in resolving such plan and other contingent liabilities, for which the Partnerships have assumed primary liability.

          The Company has a management agreement with CMC Heartland, pursuant to which CMC Heartland is required to pay to the Company an annual management fee in the amount of $425,000. On December 31, 1996, the Company received $1,180,853 related to previously accrued management fees including $107,331 for interest related to past due amounts. The 1996 accrued management fee in the amount of $425,000 was paid on February 14, 1997.

          For the year ended December 31, 1996, the Company paid CMC Heartland approximately $141,000 for staff salary and operating expense allocations.


      STOCKHOLDERS PROPOSALS FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS

          Any stockholder who wishes to present a proposal for action at the next annual meeting of stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company must notify the Company in such manner so that such notice is received by the Company by February 24, 1998 and in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.


                                 OTHER MATTERS

          OFFITBANK, 520 Madison Avenue, New York, New York 10022, served as an investment adviser to the Company until June 2, 1997 on which date the agreement was terminated.

          The Board of Directors of the Company knows of no other matters that are intended to be brought before the Annual Meeting. If other matters, of which the Board of Directors is not aware, are presented for action, it is the intention of the proxies named in the enclosed form of proxy to vote on such matters in their sole discretion.

                              By order of the Board of Directors,


                              Leon F. Fiorentino
                              Secretary
July 28, 1997

PROXY                                                     MILWAUKEE LAND COMPANY
--------------------------------------------------------------------------------

              Annual Meeting of Stockholders - September 17, 1997
          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints EDWIN JACOBSON, LEON F. FIORENTINO AND LAWRENCE
S. ADELSON and each or any of them, as proxies, with full power of substitution, to vote all shares of Common Stock of MILWAUKEE LAND COMPANY represented by this proxy which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on September 17, 1997, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.

The Board recommends a Vote FOR Proposals 1, 2 and 3
1.   Election of Directors

          Robert S. Davis       FOR [ ]      WITHHOLD AUTHORITY  [ ]

          Alan Andreini         FOR [ ]      WITHHOLD AUTHORITY  [ ]

2. Ratification of selection of Ernst & Young LLP as the Company's independent auditors.
                     FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

3.   Amendment to Certificate of Incorporation.

                     FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

4. In their sole discretion on any other matters properly coming before the meeting or any adjournment or adjournments thereof.

         (Please DATE AND SIGN on the reverse side and return promptly in the enclosed envelope.)

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee listed in Proposal 1, FOR Proposals 2 and 3, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.


                              Dated __________________________, 1997

                              ________________________________

                              ________________________________
                                                Signature

IMPORTANT: Please DATE AND SIGN exactly as your name appears hereon. When signing as executor, administrator, trustee, agent, attorney, guardian, or corporate officer, please set forth your full title. Joint owners should each sign.